FAIR VALUE OF FINANCIAL ASSETS AND FINANCIAL LIABILITIES, AND RISK MANAGEMENT	12 Months Ended
Dec. 31, 2017
FAIR VALUE OF FINANCIAL ASSETS AND FINANCIAL LIABILITIES, AND RISK MANAGEMENT
FAIR VALUE OF FINANCIAL ASSETS AND FINANCIAL LIABILITIES, AND RISK MANAGEMENT

30.  FAIR VALUE OF FINANCIAL ASSETS AND FINANCIAL LIABILITIES, AND RISK MANAGEMENT

ACCOUNTING POLICY

Financial instruments recognised in the statement of financial position include cash and cash equivalents, trade and other receivables, borrowings, derivative financial instrument and trade and other payables.

The Group initially recognises loans and receivables on the date these originate. All other financial assets (including assets designated at fair value through profit or loss) are recognised initially on trade date, which is the date that the Group becomes a party to the contractual provisions of the instrument. The Group derecognises a financial asset when the contractual rights to the cash flows in a transaction in which substantially all the risks and rewards of the ownership of the financial asset are transferred. The Group derecognises a financial liability when its contractual obligations are discharged, cancelled or expired. Any interest in such transferred financial asset that is created or retained by the Group is recognised as a separate asset or liability. The particular recognition and measurement methods adopted are disclosed in the individual policy statements associated with each item.

A financial asset not classified at fair value through profit or loss is assessed at each reporting date to determine whether there is objective evidence that it is impaired. A financial asset is impaired if there is objective evidence of impairment as a result of one or more events that occurred after the initial recognition of the asset and those event(s) had an impact on the estimated future cash flows of that asset, that can be estimated reliably. Impairment losses are recognised through profit or loss.

On derecognition of a financial asset or liability, the difference between the carrying amount of the asset or liability and the sum of the consideration received and cumulative gains recognised in equity is recognised in profit or loss.

Refer to the relevant notes for the accounting policies of the following financial assets and financial liabilities:

•	Environmental rehabilitation obligation funds
•	Other receivables and other payables
•	Trade and other receivables
•	Cash and cash equivalents
•	Borrowings
•	Derivative financial instrument
•	Trade and other payables

30.1   ACCOUNTING CLASSIFICATIONS AND MEASUREMENT OF FAIR VALUES

The following methods and assumptions were used to estimate the fair value of each class of financial instrument:

•	Trade and other receivables/payables, and cash and cash equivalents

The carrying amounts approximate fair values due to the short maturity of these instruments.

•	Investments and environmental rehabilitation obligation funds

The fair value of publicly traded instruments is based on quoted market values. The environmental rehabilitation obligation funds are stated at fair value based on the nature of the funds’ investments.

•	Borrowings

The fair value of borrowings approximates its carrying amounts as the impact of credit risk is included in the measurement of carrying amounts.

•	Financial instruments

The fair value of financial instruments is estimated based on ruling market prices, volatilities and interest rates. All derivatives are carried on the statement of financial position at fair value.

The Group uses the following hierarchy for determining and disclosing the fair value of financial instruments:

•	Level 1: unadjusted quoted prices in active markets for identical asset or liabilities;
•	Level 2: inputs other than quoted prices in level 1 that are observable for the asset or liability, either directly (as prices) or indirectly (derived from prices); and
•	Level 3: inputs for the asset or liability that are not based on observable market data (unobservable inputs).

The following tables set out the Group's significant financial instruments measured at fair value by level within the fair value hierarchy:

	Carrying value				Fair Value
Figures in million - SA rand	Fair value through profit or loss	Loans and other receivables	Other financial liabilities	Total	Level 1	Level 2	Level 3	Total
31 December 2017
Financial assets
Measured at fair value:
- Environmental rehabilitation obligation funds[1]	3,492.4	-	-	3,492.4	3,117.6	374.8	-	3,492.4
- Trade receivables - PGM sales	4,512.4	-	-	4,512.4	4,512.4	-	-	4,512.4
Not measured at fair value:
- Other receivables[2]	-	319.2	-	319.2
Financial liabilities
Not measured at fair value:
- Other payables[2]	-	-	(3,760.4)	(3,760.4)
- Borrowings	-	-	(25,649.5)	(25,649.5)
Measured at fair value:
- Derivative financial instrument[3]	(1,093.5)	-	-	(1,093.5)		(1,093.5)		(1,093.5)
31 December 2016
Financial assets
Measured at fair value:
- Environmental rehabilitation obligation funds[1]	3,100.5	-	-	3,100.5	2,630.6	469.9	-	3,100.5
- Trade receivables - PGM sales	4,001.9	-	-	4,001.9	4,001.9	-	-	4,001.9
Not measured at fair value:
- Other receivables[2]	-	665.9	-	665.9
Financial liabilities
Not measured at fair value:
- Other payables[2]	-	-	(1,613.7)	(1,613.7)
- Borrowings	-	-	(8,973.8)	(8,973.8)

[1] Environmental rehabilitation obligation funds comprises interest-bearing short-term investments valued using quoted market prices.

[2] Other receivables and other payables are initially recognised at fair value. The non-recurring fair value measurement is a level 3 measurement as per the fair value hierarchy.

[3] The derivative financial instrument is recognised at fair value and valued using option pricing methodologies based on observable quoted inputs.

30.2   RISK MANAGEMENT ACTIVITIES

In the normal course of its operations, the Group is exposed to market risks, including commodity price, foreign currency, interest rate, liquidity and credit risk associated with underlying assets, liabilities and anticipated transactions. In order to manage these risks, the Group has developed a comprehensive risk management process to facilitate control and monitoring of these risks.

CONTROLLING AND MANAGING RISK IN THE GROUP

Sibanye-Stillwater has policies in areas such as counterparty exposure, hedging practices and prudential limits which have been approved by Sibanye-Stillwater’s Board of Directors (the Board). Management of financial risk is centralised at Sibanye-Stillwater's treasury department (Treasury), which acts as the interface between Sibanye-Stillwater’s Operations and counterparty banks. Treasury manages financial risk in accordance with the policies and procedures established by the Board and executive committee.

The Board has approved dealing limits for money market, foreign exchange and commodity transactions, which Treasury is required to adhere to. Among other restrictions, these limits describe which instruments may be traded and demarcate open position limits for each category as well as indicating counterparty credit-related limits. The dealing exposure and limits are checked and controlled each day and reported to the CFO.

The objective of Treasury is to manage all financial risks arising from the Group’s business activities in order to protect profit and cash flows. Treasury activities of Sibanye-Stillwater and its subsidiaries are guided by the Treasury Policy, the Treasury Framework as well as domestic and international financial market regulations. Treasury activities are currently performed within the Treasury Framework with appropriate resolutions from the Board, which are reviewed and approved annually by the Audit Committee.

The financial risk management objectives of the Group are defined as follows:

•	Liquidity risk management: the objective is to ensure that the Group is able to meet its short-term commitments through the effective and efficient management of cash and usage of credit facilities.
•	Currency risk management: the objective is to maximise the Group’s profits by minimising currency fluctuations.
•	Funding risk management: the objective is to meet funding requirements timeously and at competitive rates by adopting reliable liquidity management procedures.
•	Investment risk management: the objective is to achieve optimal returns on surplus funds.
•	Interest rate risk management: the objective is to identify opportunities to prudently manage interest rate exposures.
•

Counterparty exposure: the objective is to only deal with approved counterparts that are of a sound financial standing and who have an official credit rating. The Group is limited to a maximum investment of 2.5% of the financial institutions’ equity, which is dependent on the institutions’ credit rating. The credit rating used is Fitch Ratings’ short-term credit rating for financial institutions.

•	Commodity price risk management: commodity risk management takes place within limits and with counterparts as approved in the treasury framework.

CREDIT RISK

Credit risk represents risk that an entity will suffer a financial loss due to the other party of a financial instrument not discharging its obligation.

The Group has reduced its exposure to credit risk by dealing with a number of counterparties. The Group approves these counterparties according to its risk management policy and ensures that they are of good credit quality.

The carrying value of the financial assets represents the combined maximum credit risk exposure of the group.

Trade receivables are reviewed on a regular basis and an allowance for impairment is raised when they are not considered recoverable. Trade receivables comprise banking institutions purchasing commodities. These receivables are currently in a sound financial position and no impairment has been recognised.

Receivables that are past due but not impaired total R9.0 million (2016: R11.7 million and 2015: R5.4 million). At 31 December 2017, receivables of R5.7 million (2016: R2.6 million and 2015: R1.9 million) are considered impaired and are provided for.

Concentration of credit risk on cash and cash equivalents and non-current assets is considered minimal due to the abovementioned investment risk management and counterparty exposure risk management policies.

LIQUIDITY RISK

In the ordinary course of business, the Group receives cash proceeds from its operations and is required to fund working capital and capital expenditure requirements. The cash is managed to ensure surplus funds are invested to maximise returns whilst ensuring that capital is safeguarded to the maximum extent possible by investing only with top financial institutions.

Uncommitted borrowing facilities are maintained with several banking counterparties to meet the Group’s normal and contingency funding requirements.

The following are contractually due, undiscounted cash flows resulting from maturities of financial liabilities including interest payments:

Figures in million - SA rand	Total	Within one year	Between one and five years	After five years
31 December 2017
Trade and other payables	5,529.9	5,529.9	-	-
Borrowings
- Capital
R6.0 billion revolving credit facility	5,536.4	-	5,536.4	-
US$350 million revolving credit facility	1,137.1	1,137.1	-	-
US$1.05 billion Bond	12,978.0	-	-	12,978.0
US$450 million Convertible Bond	5,562.0	-	-	5,562.0
Burnstone Debt	2,102.4	-	96.2	2,006.2
Other borrowings	478.7	478.7	-	-
Franco-Nevada liability	1.7	1.7	-	-
Stillwater Convertible Debentures	3.3	3.3	-	-
- Interest	9,231.5	1,632.3	4,672.2	2,927.0
Total	42,561.0	8,783.0	10,304.8	23,473.2
31 December 2016
Trade and other payables	4,069.8	4,069.8	-	-
Borrowings
- Capital
R6.0 billion revolving credit facility	5,100.0	-	5,100.0	-
US$350 million revolving credit facility	1,369.0	-	1,369.0	-
Burnstone Debt	2,338.8	-	106.6	2,232.2
Other borrowings	749.5	749.5	-	-
Franco-Nevada liability	2.7	2.7	-	-
- Interest	1,443.2	-	312.9	1,130.3
Total	15,073.0	4,822.0	6,888.5	3,362.5

Working capital and going concern assessment

For the year ended 31 December 2017, the Group incurred a loss of R4,433.1 million (2016: profit of R3,042.7 million). As at 31 December 2017, the Group’s current assets exceeded its current liabilities by R3,566.7 million (2016: R1,446.6 million) and during the year then ended the Group generated cash from operating activities of R2,740.7 million (2016: R4,405.5 million).

Gold and PGMs are sold in US dollars, and while the majority of the Group’s gold and a substantial amount of the Group’s PGMs costs are denominated in rand, the Group’s results and financial condition may be impacted if there is a material change in the value of the rand.

Subsequent to year end, the average rand/US dollar exchange rate strengthened to R11.68/US$ from the average exchange rate of R13.31/US$ for the year ended 31 December 2017. Management has performed various sensitivities relating to the rand/US dollar exchange rate and the impact on the rand commodity prices. Should a strong rand/US dollar exchange rate persist without a corresponding gain in commodity prices, the Group could consider increasing operational flexibility by adjusting mine plans, reducing capital expenditure and/or selling assets. The Group may also, if necessary, consider options to increase funding flexibility which may include, among others, streaming facilities, prepayment facilities, facility restructuring or, in the event that other options are not deemed preferable or achievable by the Board, an equity capital raise.

The Group currently has committed undrawn debt facilities of R3,653 million at 31 December 2017. In order to maintain adequate liquidity, the refinancing and upsizing of the US$350 million RCF, maturing on 23 August 2018, to US$600 million, has been initiated. The facility has been fully syndicated with a group of eight international banks having provided commitment letters. The facility documentation is expected to be executed by the end of March 2018. The terms and conditions largely mirror the current US$350 million RCF which is US$92 million drawn as at 31 December 2017. On successful completion an additional US$250 million (approximately R3,000 million) of committed unutilised financing would be available.

Sibanye-Stillwater’s leverage ratio (or net debt to adjusted EBITDA) at 31 December 2017 is 2.6.  Using the committed unutilised debt facilities could impact on the leverage ratio if used to fund operating losses. As indicated above, management have significant operational and financing flexibility and will continue to manage the operations and capital structure to ensure compliance with debt covenants. The borrowing facilities, permit a leverage ratio of 3.5:1 through to 31 December 2018, and 2.5:1, thereafter, calculated on a quarterly basis. Consistent with its long-term strategy, Sibanye-Stillwater plans to deleverage over time to its targeted leverage ratio of no greater than 1.0:1.

The directors believe that the cash generated by its operations, cash on hand, the committed unutilised debt facilities as well as additional funding opportunities will enable the Group to continue to meet its obligations as they fall due. The consolidated financial statements for the year ended 31 December 2017, therefore, have been prepared on a going concern basis.

MARKET RISK

The Group is exposed to market risks, including foreign currency, commodity price and interest rate risk associated with underlying assets, liabilities and anticipated transactions. Following periodic evaluation of these exposures, the Group may enter into derivative financial instruments to manage some of these exposures (refer to sensitivity analysis further in this note).

SENSITIVITY ANALYSIS

The sensitivity analysis shows the effects of reasonable possible changes of relevant risk variables on profit or loss or shareholders’ equity. The Group is exposed to commodity price, currency and interest rate risks. The effects are determined by relating the reasonable possible change in the risk variable to the balance of financial instruments at period end date.

The amounts generated from the sensitivity analyses are forward-looking estimates of market risks assuming certain adverse or favourable market conditions occur. Actual results in the future may differ materially from those projected results and therefore should not be considered a projection of likely future events and gains/losses.

Foreign currency sensitivity

General and policy

In the ordinary course of business, the Group enters into transactions, such as gold sales and PGM sales, denominated in foreign currencies, primarily US dollar. Although this exposes the Group to transaction and translation exposure from fluctuations in foreign currency exchange rates, the Group does not generally hedge this exposure, although it could be considered for significant expenditures based in foreign currency or those items which have long lead times to produce or deliver. Also, the Group on occasion undertakes currency hedging to take advantage of favourable short-term fluctuations in exchange rates when management believes exchange rates are at unsustainably high levels.

Currency risk only exists on account of financial instruments being denominated in a currency that is not the functional currency and being of a monetary nature. This includes but is not limited to US$350 million RCF (refer to note 24.2), US$450 million Convertible Bond (refer to note 24.4), Burnstone Debt (refer to note 24.6) and Franco-Nevada liability.

Foreign currency economic hedging experience

As at 31 December 2017, 2016 and 2015 there were no material foreign currency contract positions. As of 23 March 2018, there were no material foreign currency positions.

During May 2017, the Group entered into a various forward exchange contract to acquire US$779.1 million at R13.23/US$ on 15 June 2017 with the proceeds of the rights offer (refer to note 22) to partially repay the Stillwater Bridge facility (refer to note 24.7). The exchange rate on 15 June 2017 was R12.89/US$ and the Group recognised a loss on financial instruments of R283.2 million. During 2016 and 2015, no forward cover was taken out to cover various commitments of Sibanye-Stillwater’s operations.

Foreign currency sensitivity analysis

Sibanye-Stillwater’s operations are all located in South Africa except for Stillwater and Mimosa, which are located in the United States and Zimbabwe, respectively, and its revenues are equally sensitive to changes in the US dollar gold price and the rand/US dollar exchange rate (the exchange rate). Depreciation of the rand against the US dollar results in Sibanye-Stillwater’s revenues and operating margin increasing. Conversely, should the rand appreciate against the US dollar, revenues and operating margins would decrease. The impact on profitability of any change in the exchange rate can be substantial. Furthermore, the exchange rates obtained when converting US dollars to rand are set by foreign exchange markets over which Sibanye-Stillwater has no control. The relationship between currencies and commodities, which includes the gold price, is complex and changes in exchange rates can influence commodity prices and vice versa.

Certain of the Group’s US dollar borrowing facilities have been drawn down by Companies with SA Rand as their functional currency, therefore some of the Groups borrowings are sensitive to changes in the rand/US dollar exchange rate. A one percentage point depreciation in the SA rand closing exchange rate of R12.36/US$ (2016: R13.69/US$ and 2015: R15.54/US$) would have reduced the gain on foreign exchange differences by R81.2 million (2016: R31.2 million and 2015: R18.4 million). A one percentage point appreciation in the exchange rate would have increased the gain on foreign exchange differences by R81.2 million (2016: R31.2 million and 2015: R18.4 million).

The SA region’s revenue is sensitive to changes in the exchange rate, and the Group’s earnings are sensitive to changes in the exchange rate when translating the US regions earnings from its functional currency to the Group’s reporting currency. A one percentage point depreciation in the SA rand average exchange rate for the year ended 31 December 2017 of R13.31/US$ would have increased adjusted EBITDA by approximately R388.9 million. . A one percentage point appreciation in the SA rand average exchange rate for the year ended 31 December 2017 of R13.31/US$ would have decreased adjusted EBITDA by approximately R388.9 million.

A sensitivity analysis of the mark-to-market valuation has not been performed as there were no material foreign currency contracts as of 23 March 2018.

Commodity price sensitivity

The market price of commodities has a significant effect on the results of operations of the Group and the ability of the Group to pay dividends and undertake capital expenditures. The gold and PGM basket prices has historically fluctuated widely and is affected by numerous industry factors over which the Group does not have any control. The aggregate effect of these factors on the gold and PGM basket prices, all of which are beyond the control of the Group, is impossible for the Group to predict.

The Deferred Payment (refer to note 18.2) and Share based payment on BEE transaction (refer to note 6.4 and 6.5) is sensitive to changes in the Rustenburg operations’ 4E basket price. A one percentage point decrease in the R/4Eoz of the Rustenburg operations’ 4E basket price would have decreased the loss on financial instruments by R61.0 million. A one percentage point increase in the R/4Eoz of the Rustenburg operations’ 4E basket price would have increased the loss on financial instruments by R61.0 million.

Commodity price hedging policy

As a general rule, the Group does not enter into forward sales, derivatives or other hedging arrangements to establish a price in advance for future gold and PGM production. Commodity hedging could, however, be considered in future under one or more of the following circumstances: to protect cash flows at times of significant capital expenditure; financing projects or to safeguard the viability of higher cost operations.

To the extent that it enters into commodity hedging arrangements, the Group seeks to use different counterparty banks consisting of local and international banks to spread risk. None of the counterparties is affiliated with, or related to parties of the Group.

Commodity price hedging experience

During December 2017, Sibanye-Stillwater entered into the following sale of gold forward agreements to:

•	sell forward 17,843 ounces of Cooke’s gold effective from 1 December 2017 to 24 December 2017 at an average price of R19,700/oz.; and
•	sell forward 115,740 ounces of Driefontein, Kloof and Beatrix’s gold effective from 1 January 2018 to 28 December 2018 at an average price of R17,530/oz.

Commodity price contract position

As of 31 December 2016, 2015 and 2014, Sibanye-Stillwater had no outstanding commodity price contracts.

Interest rate sensitivity

General

The Group’s income and operating cash flows are dependent of changes in market interest rates. The Group’s interest rate risk arises from long-term borrowings.

As at 31 December 2017, the Group’s total borrowings amounted to R25,649.5 million (2016: R8,973.8 million and 2015: R3,803.6 million). The Group generally does not undertake any specific action to cover its exposure to interest rate risk, although it may do so in specific circumstances. Refer to note 24 for all the borrowings and the relevant interest rates per facility.

The portion of Sibanye-Stillwater’s interest-bearing borrowings at period end that is exposed to interest rate fluctuations is R25,644.5 million (2016: R8,971.1 million and 2015: R3,769.9 million). This debt is normally rolled for periods between one and three months and is therefore exposed to the rate changes in this period.

At 31 December 2017, of the total borrowings, R6,015.1 million (2016: R5,849.5 million and 2015: R 1,961.6 million) is exposed to changes in the JIBAR rate and R2,674.6 million (2016: R3,121.6 million and 2015: R1,808.3 million) is exposed to changes in the LIBOR rate. The relevant interest rates for each facility are described in note 24.

The table below summarises the effect of a change in finance expense on the Group’s profit or loss had JIBAR and LIBOR differed as indicated. The analysis is based on the assumption that the applicable interest rate increased/decreased with all other variables held constant. All financial instruments with fixed interest rates that are carried at amortised cost are not subject to the interest rate sensitivity analysis.

Interest rate sensitivity analysis

	Change in interest expenses for a change in interest rate[1]
Figures in million - SA rand	-1.5%	-1.0%	-0.5%	0.5%	1.0%	1.5%
31 December 2017
- JIBAR	83.0	55.4	27.7	(27.7)	(55.4)	(83.0)
- LIBOR	49.5	33.0	16.5	(16.5)	(33.0)	(49.5)
Change in finance expense	132.5	88.3	44.2	(44.2)	(88.3)	(132.5)
31 December 2016
- JIBAR	45.6	30.4	15.2	(15.2)	(30.4)	(45.6)
- LIBOR[2]	-	-	-	(13.6)	(27.2)	(40.8)
Change in finance expense	45.6	30.4	15.2	(28.8)	(57.6)	(86.4)

[1] Interest rate sensitivity analysis is performed on the borrowings balance at 31 December.

2 No interest rate sensitivity analysis has been performed for a reduction in LIBOR due to LIBOR being less than 1%, a decrease in LIBOR would have no impact on the Group’s profit or loss.